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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 28, 2003

                                   IMPATH INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-27750                 13-3459685
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

521 West 57th Street, New York, New York                     10019
(Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 698-0300
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      In connection with certain case volume information disclosed by the Company in conjunction with its announcement of results of operations for 2002, the Company has determined to provide, by quarter, adjustments to its previously reported case volume. The revised case volume numbers are "adjusted" as if processed through the Company's new PowerPath(R) laboratory information and billing system. "Adjusted" case volume reflects the better tracking capabilities of PowerPath(R) which assimilates cases across each of the Company's facilities (regardless of where the case is received, reported or billed). This disclosure is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            Exhibit 99.1 - Adjusted Case Volume Table

            Exhibit 99.2 - Press Release issued on April 28, 2003 by IMPATH Inc.

Item 9. Regulation FD Disclosure

      (a) On April 28, 2003, the Company announced its results of operations for the first quarter of 2003. The text of the press release is attached hereto as
Exhibit 99.2 and incorporated herein by reference. The press release contains a reconciliation of EBITDA to income before taxes, representing the most comparable measure under accounting principles generally accepted in the United States ("GAAP"). EBITDA is presented and discussed due to management's belief that such measure is a useful adjunct to income before taxes and other GAAP measurements as it is a meaningful measure of a company's ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements.

      The information provided is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, on Form 8-K and is being presented under
Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

      (b) In connection with the Company's April 28, 2003 press release, during the Company's conference call on April 29, 2003, the Company clarified its earnings guidance by instructing that the earnings per share guidance set forth in the press release should be $.34 to $.39, including the impact of (i) a $15.3 million (or $.53 per diluted share) non-cash pre-tax charge in Q1 and (ii) a $2 to $2.5 million pre-tax charge (or $.08 per diluted share) for severance and other expenses related to the previously announced reductions in force and the closing of the Company's Cypress, California facility.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2003

                                        IMPATH INC.


                                        By: /s/ Richard Rosenzweig
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                                            Name:  Richard Rosenzweig
                                            Title: Secretary and General Counsel


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                                  Exhibit Index

Exhibit 99.1 - Adjusted Case Volume Table

Exhibit 99.2 - Press Release issued on April 28, 2003 by IMPATH Inc.


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